                                                                    EXHIBIT 99.1
                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement, dated as of September 17, 2004
(this "Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc.
(the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

         The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of September 1, 2004 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, KeyCorp Real Estate Capital
Markets, Inc., as master servicer (in such capacity, the "Master Servicer"), and as special servicer (in such capacity, the "Special Servicer"), LaSalle Bank
National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V. as fiscal agent. Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

         The Purchaser has entered into an Underwriting Agreement, dated as of
September 17, 2004 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch"), for itself and as representative of J.P. Morgan Securities Inc. ("JPMSI") and KeyBanc Capital Markets, a Division
of McDonald Investments Inc. ("KCM" and, together with Merrill Lynch and JPMSI in such capacity, the "Underwriters"), whereby the Purchaser will sell to the
Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered
Certificates"). The Purchaser has also entered into a Certificate Purchase
Agreement, dated as of September 17, 2004 (the "Certificate Purchase
Agreement"), with Merrill Lynch, for itself and as representative of JPMSI
(together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such
Certificates, the "Private Certificates").

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the
Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan
Schedule. The Mortgage Loan Schedule may be amended to reflect the actual
Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The
Mortgage Loans are expected to have an aggregate principal balance of
$616,843,273 (the "Merrill Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received.

The Merrill Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool
Balance") of $1,115,140,373 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on September 29, 2004 or such other date as shall be mutually acceptable to the parties to this
Agreement (the "Closing Date"). The consideration (the "Purchase Consideration")
for the Mortgage Loans shall be equal to (i) 105.7786% of the Merrill Mortgage
Loan Balance as of the Cut-off Date, plus (ii) $2,738,619, which amount represents the amount of interest accrued on the Merrill Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-off
Date up to but not including the Closing Date.

         The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

         The Purchaser hereby directs the Seller to deliver, and the Seller shall deliver, the Closing Date Deposit (in the amount of $38,555.00) to the
Master Servicer on the Closing Date. The Closing Date Deposit shall be delivered to the account specified by the Master Servicer by wire transfer of immediately available funds.

         SECTION 2. Conveyance of Mortgage Loans. Effective as of the Closing
Date, subject only to receipt of the Purchase Consideration, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds and all of the Seller's right, title and interest in and to the Closing Date Deposit. The
Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

         (a) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

         (b) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee on or before the Closing
Date, the documents and instruments specified below with respect to each
Mortgage Loan (each, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each
Mortgage File shall contain the following documents:

         (i) the original executed Mortgage Note including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such

    Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto
    (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2004-KEY2, Commercial Mortgage
    Pass-Through Certificates, Series 2004-KEY2, or in blank;

         (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
    thereon or certified by the applicable recording office;

         (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
    thereon or certified by the applicable recording office;

         (iv) an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank)
    or a certified copy of that assignment as sent for recording and any missing recording information), of (a) the Mortgage, (b) any related Assignment of
    Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2004-KEY2,
    Commercial Mortgage Pass-Through Certificates, Series 2004-KEY2, or in
    blank;

         (v) an original assignment of all unrecorded documents relating to the
    Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
    above) in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2004-KEY2, Commercial
    Mortgage Pass-Through Certificates, Series 2004-KEY2, or in blank;

         (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the
    Mortgage Loan has been assumed;

         (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

         (viii) any filed copies or other evidence of filing of any prior UCC
    Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the
    Seller had possession of such UCC

    Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing
    Statement assignment, in form suitable for filing in favor of LaSalle Bank
    National Association, as trustee for the registered holders of Merrill Lynch
    Mortgage Trust 2004-KEY2, Commercial Mortgage Pass-Through Certificates,
    Series 2004-KEY2, as assignee, or in blank;

         (ix) an original or copy of any Ground Lease, guaranty or ground lessor estoppel;

         (x) any intercreditor agreement relating to permitted debt of the
    Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

         (xi) an original or a copy of any loan agreement (if any), escrow or reserve agreement (if any), security agreement (if any), management agreement (if any), agreed upon procedures letter (if any), lockbox or cash management agreements (if any), environmental reports (if any), or letter of credit (if any), in each case relating to such Mortgage Loan; and

         (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of the franchise agreement (if any) and/or franchisor comfort letter (if any).

         The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

         (c) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of all assignments and UCC Financing Statements to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents relating to each such Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each
UCC Financing Statement assignment in favor of the Trustee and that is referred to in clause (viii) of the definition of "Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of
Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the
Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

         The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

         (d) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the Master Servicer in connection with its duties under the Pooling and
Servicing Agreement, and (c) are in the possession or under the control of the
Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the Master
Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

         The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

         (e) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

         SECTION 3. Representations, Warranties and Covenants of Seller.

         (a) The Seller hereby represents and warrants to and covenants with the
Purchaser, as of the date hereof, that:

         (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

         (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this
    Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy,

    insolvency, fraudulent transfer, reorganization, receivership or moratorium,
    (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
    (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition
    (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder.

         (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder.

         (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

         (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

         (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

         (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any

    other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this
    Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

         (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
    Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
    Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans.
    The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The
    Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

         (x) Each Mortgage Loan was either:

         (a) originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the
    foregoing, including the Seller, a "Qualified Originator"); or

         (b) originated by a person that is not a Qualified Originator (a
    "Non-Qualified Originator"), in which case,

              (i) such Mortgage Loan was underwritten in accordance with standards established by the Qualified Originator (which standards are the same as the Seller's in all material respects), using application forms and related credit documents approved by the Qualified
         Originator;

              (ii) the Qualified Originator approved each application and related credit documents before a commitment by the Non-Qualified
         Originator was issued, and no such commitment was issued until the
         Qualified Originator agreed to fund such Mortgage Loan;

              (iii) the Mortgage Loan was originated by the Non-Qualified
         Originator pursuant to an ongoing, standing relationship with the
         Qualified Originator; and

              (iv) the closing documents for the Mortgage Loan were prepared on forms approved by the Qualified Originator, and, pursuant to the
         Non-Qualified Originator's ongoing, standing relationship with the
         Qualified Originator, then

                   (A) such closing documents reflect the Qualified Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;

                   (B) such closing documents reflect the Non-Qualified
              Originator as the original mortgagee, but include assignment documents executed by the Non- Qualified Originator in favor of the Qualified Originator at the time of the closing of the
              Mortgage Loan, reflecting the Qualified Originator as the
              successor and assign to the Non-Qualified Originator, and the
              Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified
              Originator from such Non-Qualified Originator; or

                   (C) (z) such closing documents reflect the Non-Qualified
              Originator as the original mortgagee, but include assignment documents executed by the Non- Qualified Originator in favor of the Qualified Originator at the time of the closing of the
              Mortgage Loan, reflecting the Qualified Originator as the
              successor and assign to the Non-Qualified Originator, and the
              Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator.

              Each Mortgaged Property consists of one or more separate tax parcels of real property upon which is located one or more commercial structures and otherwise meets the requirements for eligibility under the
    Secondary Mortgage Market Enhancement Act of 1984 for commercial property.

         (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

         (c) If the Seller discovers or receives written notice of a Document
Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such notice (or, in the case of a
Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interest of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any
Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such
90-day period or (ii) except in the case of the Mortgage Loan identified on the
Mortgage Loan Schedule as being secured by Deerbrook Apartments (which Mortgage
Loan may not be substituted) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for

purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the
Closing Date) and pay the Master Servicer for deposit into the Collection
Account, any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the breach would cause the Mortgage Loan not to be a
Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for the purpose of such repurchase or substitution, shall include an REO Loan));
and provided, further, that with respect to such additional 90-day period, the
Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the
Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage
Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

         A Document Defect or Breach as to a Mortgage Loan (which Document
Default or Breach materially and adversely affects the value of the related
Mortgage Loan or the interest of the Certificateholders therein) that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), and is not cured as provided for above, shall require the repurchase or substitution of all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, as of the Cut-off Date, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the related Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan as of the Cut-off Date; provided, that if such debt service coverage and loan-to-value criteria are satisfied and any
Crossed Loan (that is not the Crossed Loan directly affected by the subject
Breach or Document Defect) is not so materially and adversely affected and therefore is not so repurchased or substituted, then such Crossed Loan shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject
Breach or Document Defect) is held in the Trust Fund; and provided, further, that the repurchase of less than all such Crossed Loans and the release of any
Crossed Loan from a cross-collateralization and cross-default provision shall be subject to the delivery by the Seller to the Trustee, at the expense of the
Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under

the REMIC Provisions; and provided, further, that the Controlling Class
Representative (if one is then acting) shall have consented to the repurchase or substitution of the affected Crossed Loan, which consent shall not be unreasonably withheld.

         For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document
Defect or Breach shall materially and adversely affect the value of such
Mortgage Loan or the interests of the holders of the Certificates therein
(subject to the last proviso in the second preceding sentence), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan.

         To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in Section 3(d)
while the Trustee continues to hold any other Crossed Loans in such Crossed Loan
Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed
Loan(s) held thereby.

         If the exercise by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan Documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

         For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

         The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy for a breach of the representation in paragraph 30 on
Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses
(without regard to whether such costs and expenses are material or not)
specified in such paragraph that have not, at the time of such cure, been received by the Master Servicer or the Special Servicer from the related
Mortgagor and not a repurchase of the

                                       10

related Mortgage Loan. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller.

         (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the Purchase Price (as defined in the Pooling and Servicing Agreement) or Substitution Shortfall Amount(s), as
applicable, in the Collection Account, and, if applicable, the delivery of the
Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute
Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, (i) the
Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the
Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the
Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

         (e) This Section 3 provides the sole remedy available to the Purchaser, the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any
representation or warranty set forth in or required to be made pursuant to
Section 3 of this Agreement.

         SECTION 4. Representations, Warranties and Covenants of the Purchaser.
In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

         (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

         (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

         (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate

                                       11

the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C)
constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

         (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

         (e) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

         (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

         (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

         (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

         SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP on the
Closing Date. The Closing shall be subject to each of the following conditions:

                                       12

         (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

         (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

         (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the
Master Servicer pursuant to Section 2 of this Agreement;

         (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

         (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

         (f) A letter from the independent accounting firm of Ernst & Young LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and
Prospectus Supplement, respectively; and

         (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of September 17, 2004 among the
Seller, JPMorgan Chase Bank, KeyBank National Association, the Purchaser, the
Underwriters and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing
Date.

         SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

         (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the Servicing Rights Purchase Agreement, dated as of September 1,
2004, between the Seller and KeyCorp Real Estate Capital Markets, Inc., duly executed by such parties;

         (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied

                                       13

with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the
Closing Date;

         (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

         (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus
Supplement, as of the date of the Prospectus Supplement or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has carefully examined the Specified Portions of the Private Placement
Memorandum, dated as of September 17, 2004 (the "Memorandum") (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his attention that would lead him to believe that the
Specified Portions of the Memorandum, as of the date thereof or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the
Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and, without limitation, exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and
Servicing Agreement): "Summary of Prospectus Supplement--Relevant
Parties--Mortgage Loan Sellers," "Summary of Prospectus Supplement--The Mortgage
Loans And The Mortgaged Real Properties," "Risk Factors" and "Description of the
Mortgage Pool". The "Specified Portions" of the Memorandum shall consist

                                       14

of the Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

         (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of Delaware not earlier than thirty (30) days prior to the Closing
Date;

         (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the
Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the
Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

         (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

         SECTION 7. Costs. Whether or not this Agreement is terminated, both the
Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser are parties with respect to the transactions contemplated by this Agreement.

         SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the Collection Account, the Distribution
Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other

                                       15

items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform
Commercial Code of the applicable jurisdiction; and (v) notifications to persons
(other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The
Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this
Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

         SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent by facsimile or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         SECTION 10. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

         SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

         SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                                       16

         SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

         SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys'
fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

         SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

         SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

         SECTION 18. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to

                                       17

permit such accountants to deliver the letters required by the Underwriting
Agreement and the Certificate Purchase Agreement.

         SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto)
is made with respect to a Person's "knowledge," such statement refers to such
Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

         SECTION 20. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                                       18

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       MERRILL LYNCH MORTGAGE LENDING, INC

                                       By: /s/ Eli Hattem
                                           -----------------------------------
                                           Name:  Eli Hattem
                                           Title:  Vice President

                                       Address for Notices:

                                       Four World Financial Center
                                       250 Vesey Street
                                       New York, New York 10080
                                       Telecopier No.: (212) 449-3658
                                       Telephone No.: (212) 449-3601

                                       PURCHASER

                                       MERRILL LYNCH MORTGAGE INVESTORS,
                                         INC.

                                       By: /s/ George H. Kok
                                           -----------------------------------
                                           Name:  George H. Kok
                                           Title:  Senior Vice President

                                       Address for Notices:

                                       Four World Financial Center
                                       250 Vesey Street
                                       New York, New York 10080
                                       Telecopier No.:  (212) 449-3658
                                       Telephone No.:  (212) 449-4893

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

         For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

         1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Due Dates for the Mortgage Loans in September 2004.

         2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the
Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

         3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such
Mortgage Loan in September 2004 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in September
2004, without giving effect to any applicable grace period.

         4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following
(collectively, the "Permitted Encumbrances"): (a) the lien for current real estate

                                      I-1

taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy
(or, if not yet issued, referred to in a pro forma title policy or a "marked-up"
commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases
(including subleases) pertaining to the related Mortgaged Property; (f) if such
Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the
Mortgage for another Mortgage Loan contained in the same Crossed Group; and (g)
if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the
current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the
Trustee.

         5. Assignment of Leases and Rents. There exists, as part of the related
Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each
Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the
Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. The related
Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

         6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its

                                      I-2

designee as a part of the related Mortgage File, (a) the related Mortgage
(including any amendments or supplements thereto included in the related
Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such
Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part.

         7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged
Property securing any Mortgage Loan. As of the date of origination of each
Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged
Property and (b) no improvements on adjoining properties encroached upon such
Mortgaged Property so as to materially and adversely affect the Value of such
Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

         8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted
Encumbrances, except that in the case of a Mortgage Loan as to which the related
Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related
Title Policy) may be in an amount less than the original principal amount of the
Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy
(or, if it has yet to be issued, the coverage to be provided thereby) will inure to the

                                      I-3

benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

         9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan Documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related
Mortgaged Property), and there is no obligation for future advances with respect thereto.

         10. Mortgage Provisions. The Mortgage Loan Documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan Documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

         11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

         12. Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such

                                      I-4

Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii)
if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related
Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan Documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan
Documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto are covered by environmental insurance policies and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan Documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage,

                                      I-5

treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof)
has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind whatsoever
(including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

         13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

         14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy meeting the requirements of the then current

                                      I-6

guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program.
Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within
Florida or within 25 miles of the coast of North Carolina, South Carolina,
Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the full insurable replacement cost of the improvements located on such Mortgaged
Property. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any
Mortgage Loan having a Cut-off Date Balance equal to or greater than
$20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than
"A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan Documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan Documents for each
Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage Loan Documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged
Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below).

         Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

         15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay

                                      I-7

such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

         16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

         17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

         18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

         (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

         (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
    Encumbrances;

                                      I-8

         (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Trustee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

         (iv) such Ground Lease is in full force and effect, and, to the
    Seller's knowledge, no material default has occurred under such Ground
    Lease;

         (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and
    such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage
    Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

         (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

         (vii) such Ground Lease has a currently effective term (including any options exercisable by the holder of the related Mortgage) that extends not less than 20 years beyond the Stated Maturity Date of such Mortgage Loan;

         (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such
    Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

         (ix) under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii)
    to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

         (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

                                      I-9

         (xi) such Ground Lease provides that it may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

         19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage
Loan is directly secured by an interest in real property (within the meaning of
Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of
Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust
Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such
Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

         20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage
Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property
(other than amounts paid by the tenant as specifically provided under a related lease or by the property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

         21. No Equity Interest, Equity Participation or Contingent Interest. No
Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

         22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or

                                      I-10

governmental authority against or affecting the Mortgagor under any Mortgage
Loan or the related Mortgaged Property that, if determined adversely to such
Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

         23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan
Documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

         24. No Mechanics' Liens. As of the date of origination, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the
Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

         25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

         26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

         27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective
Mortgages recorded on the related

                                      I-11

Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

         28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Treasury Regulations Section
1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan;
provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged
Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain
Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related
Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating
Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates;
and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

         29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i). To the Seller's knowledge, defeasance under each such
Mortgage Loan is only for the purpose of facilitating the disposition of a
Mortgaged Property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

         30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan Documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan Documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

         31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

         32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve
(12) months.

         33. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage
Note or Mortgage for any

                                      I-12

Mortgage Loan (other than payments due but not yet 30 days or more delinquent);
provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

         34. Due-on-Sale. The Mortgage for each Mortgage Loan contains a
"due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized
Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

         35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the
Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan Documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan
Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

         36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

         37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

         38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment
Date, and assuming it is not otherwise in default, (i) the rate at which such
ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter

                                      I-13

into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer.

         39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording, in all places necessary to perfect (to the extent that the filing of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any
Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged
Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing;
and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in Paragraph 13 hereof, binding assignment thereof from the relevant assignor to the Trustee.

         40. Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

         41. Commencement of Amortization. Each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its
Anticipated Repayment Date.

         42. Servicing Rights. Except as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

         43. Recourse. The related Mortgage Loan Documents contain provisions providing for recourse against the related Mortgagor, a principal of such
Mortgagor, or an entity controlled by a principal of such Mortgagor for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation proceeds. The related
Mortgage Loan Documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an

                                      I-14

entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

         44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

         45. Fee Simple Interest. Unless such Mortgage Loan is secured by a
Ground Lease and is the subject of paragraph 18, the interest of the related
Mortgagor in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon.

         46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

         47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related
Mortgagor, and with such other information as may be required therein.

         48. Grace Period. With respect to each Mortgage Loan, the related
Mortgage or Mortgage Note provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five
(5) days from notice to the related Mortgagor of the default.

         49. Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller:

         (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
    Seller's possession or are otherwise known to the Seller; or

         (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

                                      I-15

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

         50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

         51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

         52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

         53. Origination of the Mortgage Loans. The Seller originated all of the
Mortgage Loans.

         54. Mortgagor Formation or Incorporation. To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

                                      I-16

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

Representation #10

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------

            17               WEST RIVER SHOPPING CENTER           Provided that (i) the Target Lease is in full
                                                                  force and effect, (ii) Target is continuing to pay
                                                                  all rent due pursuant to the terms of the Lease
                                                                  and (iii) Target has a long term unsecured debt
                                                                  rating greater than or equal to "BBB+" (or its
                                                                  equivalent) with no negative outlook by Standard &
                                                                  Poor's, Borrower in compliance with the Terrorism
                                                                  Insurance provisions of the Mortgage with respect
                                                                  to the Target Improvements.
----------------------------------------------------------------------------------------------------------------------
            95               WALGREEN'S MEMPHIS                   The Mortgage Loan Documents provide that Walgreens
            86               WALGREEN'S LAS VEGAS                 & Co. may self-insure with respect to the related
                                                                  Mortgage Property provided certain conditions set
                                                                  forth in the Mortgage are met.  Walgreens is in
                                                                  fact self-insuring with respect to this property;
                                                                  therefore, a separate policy of terrorism
                                                                  insurance was not required.
----------------------------------------------------------------------------------------------------------------------
             5               1500 ECKINGTON PLACE                 If the Terrorism Risk Insurance Act of 2002 is not
            13               NORTHSIGHT VILLAGE                   extended or substantially similar legislation is
                                                                  not in effect, the Borrower shall only be
                                                                  obligated to purchase as much terrorism insurance
                                                                  coverage as is available at a rate not to exceed
                                                                  two (2) times the cost as of the date of loan
                                                                  origination of a separate insurance policy
                                                                  providing such coverage.
----------------------------------------------------------------------------------------------------------------------

Representation #12

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
            17               WEST RIVER SHOPPING CENTER           Borrower, but not Guarantor, indemnifies Lender
                                                                  and its successors and assigns harmless from and
                                                                  against any and all

                                                                  losses, liabilities, damages, etc. incurred or
                                                                  suffered by or asserted against, any such party
                                                                  resulting from a breach of environmental
                                                                  representations, warranties or covenants given by
                                                                  the Borrower

----------------------------------------------------------------------------------------------------------------------

Representation #14

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
             2               LODGIAN PORTFOLIO POOL #1            Borrower is required to maintain business
                                                                  interruption and/or rent loss insurance providing
                                                                  coverage for a period commencing on the date of
                                                                  the casualty and ending at least six (6) months
                                                                  after completion of the restoration of the
                                                                  affected Mortgaged Property.

                                                                  The Mortgage Loan documents require each insurance
                                                                  carrier to have a rating of at least AA-.
                                                                  However, in the event of syndicated coverages,
                                                                  only 75%, if four or fewer insurers are in the
                                                                  syndicate, or 60%, if 5 or more insurers are in
                                                                  the syndicate, are required to have a rating of at
                                                                  least AA- as long as the others are at least BBB.

----------------------------------------------------------------------------------------------------------------------
             1               CROSSROADS CENTER                    With respect to all required insurance other than
                                                                  worker's compensation or general liability,
                                                                  Borrower is required to maintain such coverage
                                                                  with insurers having a claims-paying-ability
                                                                  rating by S&P not lower than "A" or a syndicate of
                                                                  insurers through which at least 75% of the
                                                                  coverage (if there are 4 or fewer members of the
                                                                  syndicate) or at least 60% of the coverage (if
                                                                  there are 5 or more members of the syndicate) is
                                                                  with carriers having a claims-paying-ability
                                                                  rating by S&P not lower than "A" and the balance
                                                                  of the coverage is, in each case, with insurers

                                                                  having a claims-paying-ability rating by S&P of
                                                                  not lower than "BBB", provided that in each case,
                                                                  the first loss risk is borne by the carriers
                                                                  having a claims-paying-rating by S&P of not lower
                                                                  than "A".
----------------------------------------------------------------------------------------------------------------------
            95               WALGREEN'S MEMPHIS                   The Mortgage Loan Documents provide that Walgreens
            86               WALGREEN'S LAS VEGAS                 & Co. may self-insure with respect to the Related
                                                                  Mortgage Property provided certain conditions set
                                                                  forth in the Mortgage are met.  Walgreens is in
                                                                  fact self-insuring with respect to this property;
                                                                  therefore, a separate policy of terrorism
                                                                  insurance was not required.
----------------------------------------------------------------------------------------------------------------------
            49               THE BLUFFS OF LAKEWOOD               Part of the related Mortgaged Property is 62
                                                                  condominium units (the "Units").  The related
                                                                  Mortgage Loan Documents provide that the lender
                                                                  will accept the insurance that the Condominium
                                                                  Association carries on the Units so long as the
                                                                  Condominium Association is maintaining the
                                                                  insurance in accordance with the Condominium
                                                                  Documents and the related Mortgage Loan
                                                                  Documents.  The related Borrower is obligated to
                                                                  obtain and maintain separate insurance (on an
                                                                  excess and contingent basis) to the extent that
                                                                  the insurance carried by the Condominium Insurance
                                                                  fails to comply with insurance requirements in the
                                                                  related Mortgage Loan Documents.
----------------------------------------------------------------------------------------------------------------------
             5               1500 ECKINGTON PLACE                 If the Terrorism Risk Insurance Act of 2002 is not
            13               NORTHSIGHT VILLAGE                   extended or substantially similar legislation is
                                                                  not in effect, the Borrower shall only be
                                                                  obligated to purchase as much terrorism insurance
                                                                  coverage as is available at a rate not to exceed
                                                                  two (2) times the cost as of the date of loan
                                                                  origination of a separate insurance policy
                                                                  providing such coverage.
----------------------------------------------------------------------------------------------------------------------

Representation #17

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
             4               ARC MHC 10 YEAR LOAN                 a.       Riverdale, Ogden, UT. Although the
                                                                  lender's zoning consultant did not note any
                                                                  non-conformities, the zoning letter for the city
                                                                  indicated the property was considered legal
                                                                  non-conforming due to the age of the property.
                                                                  Local law for a non-conforming property permits a
                                                                  non-conforming property to be rebuilt if
                                                                  restoration begins within one (1) year following
                                                                  the casualty.  Law and ordinance coverage was not
                                                                  obtained, but a zoning endorsement was obtained.

                                                                  b.       Villa West, West Jordan, UT.  This
                                                                  property is legal non-conforming with respect to
                                                                  density (184 homes permitted, 211 homes on the
                                                                  property). Law and ordinance coverage was not
                                                                  obtained, but a zoning endorsement to the title
                                                                  insurance policy was obtained.  Local law permits
                                                                  a non-conforming structure to be rebuilt to the
                                                                  same condition if it is damaged less than 50% of
                                                                  its replacement value.

                                                                  c.       Cottonwood Grove, Plano, TX.  This
                                                                  property is legal non-conforming with respect to
                                                                  use (the current zoning classification is
                                                                  research/technology). Law and ordinance coverage
                                                                  was not obtained, and a zoning endorsement is not
                                                                  available in Texas.  Local law permits a
                                                                  non-conforming structure to be rebuilt to the same
                                                                  condition if the damage to such non-conforming
                                                                  structure less than 50% of its value.

                                                                  d.       Lakewood Estates, Davenport, IA.  This
                                                                  property is legal non-conforming with respect to
                                                                  setbacks (5 out of 180 mobile homes, 1 building
                                                                  and 8 sheds violate the setback) and density
                                                                  (43,560 sf per family is required, 2,139,830 sf is
                                                                  the

                                                                  area of the property, which allows 49 units, but
                                                                  property has 180). Law and ordinance coverage was
                                                                  not obtained, but a zoning endorsement to the
                                                                  title insurance policy was obtained. Local law
                                                                  permits a non-conforming structure to be rebuilt
                                                                  to the same condition if the damage to such
                                                                  non-conforming structure is not more than 65% of
                                                                  its value.

                                                                  e.       Trailmont, Goodlettsville, TN.  This
                                                                  property is legal non-conforming with respect to
                                                                  use (zoned low/medium density residential, which
                                                                  does not permit use of property as mobile home
                                                                  park),  parking (deficient by 32 guest spaces),
                                                                  and setbacks (15 mobile homes of 130 violate the
                                                                  setback requirements).  Law and ordinance coverage
                                                                  was not obtained, but a zoning endorsement to the
                                                                  title insurance policy was obtained.  Local law
                                                                  permits a non-conforming structure to be rebuilt
                                                                  to the same condition if the damage to such
                                                                  non-conforming structure is not more than 65% of
                                                                  its value.

                                                                  f        Jonesboro, Atlanta, GA.  This property is
                                                                  legal non-conforming with respect to setbacks (38
                                                                  of 75 homes violate the setbacks) and density
                                                                  (maximum density is exceeded by 23 homes).  Law
                                                                  and ordinance coverage was not obtained, but a
                                                                  zoning endorsement to the title insurance policy
                                                                  was obtained.  Local law permits a non-conforming
                                                                  structure to be rebuilt to the same condition if
                                                                  the damage to such non-conforming structure is 50%
                                                                  or less of its value.

----------------------------------------------------------------------------------------------------------------------
             8               ARC MHC FIVE YEAR LOAN               Green Park South, Montgomery, AL. This property is
                                                                  legal non-conforming with respect to setbacks (3
                                                                  out of 302 mobile homes violate the setbacks).
                                                                  Law and ordinance coverage was not obtained, but

                                                                  a zoning endorsement to the title insurance
                                                                  policy was obtained. Local law permits a
                                                                  non-conforming structure to be rebuilt to the
                                                                  same condition if the damage to such
                                                                  non-conforming structure is not more than 60% of
                                                                  its replacement value

----------------------------------------------------------------------------------------------------------------------
            49               THE BLUFFS OF LAKEWOOD               Current zoning laws do not permit multifamily
                                                                  use.  However, such use was permitted in the
                                                                  applicable zoning district when the related
                                                                  Mortgaged Property was constructed.  In reliance
                                                                  on the zoning report obtained by lender,
                                                                  multifamily use is permitted so long as the use is
                                                                  not discontinued for six months or more and the
                                                                  current structures may be restored without local
                                                                  zoning board approval so long as the improvements
                                                                  were not destroyed by the intentional acts of the
                                                                  owner.
----------------------------------------------------------------------------------------------------------------------

Representation #18(ii)

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
            25               ONE NEW HAMPSHIRE                    The ground sub-lease from the Pease Development
                                                                  Authority to Borrower restricts the mortgagee's
                                                                  rights in connection with transfers of the
                                                                  leasehold interest.  However, the sub-landlord
                                                                  signed an Estoppel and Agreement at loan
                                                                  origination pursuant to which it agreed that its
                                                                  consent is not required in connection with
                                                                  transfers to the lender or its nominee, successor,
                                                                  transferee or assignee, provided that such
                                                                  transfer must include a recognition of and
                                                                  agreement not to disturb all existing subtenants
                                                                  on the Mortgaged Property so long as they are not
                                                                  in default under their subleases and have signed a
                                                                  non-disturbance and attornment agreement with
                                                                  lender.

                                                                  Fee simple title to the Mortgaged Property  is
                                                                  held by the United States Government

                                                                  and leased to the Pease Development Authority
                                                                  (the "PDA"), and then sub-leased to the Borrower,
                                                                  but it is our understanding that the United
                                                                  States will eventually transfer title to the
                                                                  Pease Development Authority. If that occurs, the
                                                                  Deed will likely contain a right of reversion
                                                                  back to the United States Government in the event
                                                                  that certain covenants are breached (the
                                                                  documentation between the United States and PDA
                                                                  contemplates such a right of reversion). However,
                                                                  a consent was obtained from the United States
                                                                  which provides that in the event such a right of
                                                                  reversion exists and is exercised, the Seller
                                                                  will be given notice and an opportunity to cure
                                                                  prior to exercise of the reversion.

----------------------------------------------------------------------------------------------------------------------

Representation #18(iii)

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
            25               ONE NEW HAMPSHIRE                    The sub-ground lease is assignable to a nominee,
                                                                  successor, transferee or assignee of the original
                                                                  lender, provided that such transfer must include a
                                                                  recognition of and agreement not to disturb all
                                                                  existing subtenants on the mortgaged property so
                                                                  long as they are not in default under their
                                                                  subleases and have signed a non-disturbance and
                                                                  attornment agreement with the lender.
----------------------------------------------------------------------------------------------------------------------
             2               LODGIAN PORTFOLIO POOL #1            If Purchaser were to succeed to the lessee's
                                                                  interest of the related Borrower under the Ground
                                                                  Lease for the Mortgaged Property known as the
                                                                  Holiday Inn, Lancaster, Pennsylvania following
                                                                  foreclosure, deed-in-lieu thereof or otherwise,
                                                                  further assignment of the Ground Lease would be
                                                                  subject to the

                                                                  consent of the lessor thereunder, not to be
                                                                  unreasonably withheld or delayed.

----------------------------------------------------------------------------------------------------------------------

Representation #18(vii)

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
            27               RADISSON PROVIDENCE HARBOR           There is a ground lease on a small portion of the
                                                                  Mortgaged Property encompassing an area containing
                                                                  32 parking spaces which does not affect the use,
                                                                  zoning or operation of the Mortgaged Property.
                                                                  The term of this ground lease, including the two
                                                                  remaining option terms, expires in 2016.
----------------------------------------------------------------------------------------------------------------------

Representation #23

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             ALL MERRILL LOANS                    The Borrower is not explicitly required to pay
                                                                  Rating Agency fees in connection with a requested
                                                                  consent to an encumbrance; however, such
                                                                  encumbrances are not permitted under the loan
                                                                  documents.
----------------------------------------------------------------------------------------------------------------------

Representation #28

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
             1               CROSSROADS CENTER                    Release of outparcels is permitted upon
                                                                  satisfaction of conditions specified in the
                                                                  Mortgage Loan documents including rating agency
                                                                  confirmation.
----------------------------------------------------------------------------------------------------------------------

Representation #30

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             ALL MERRILL LOANS.                   Generally, the related loan documents require the
                                                                  borrower to pay all reasonable

                                                                  costs and expenses of the lender in connection
                                                                  with defeasance and assumption but do not
                                                                  specifically address rating agency fees.

----------------------------------------------------------------------------------------------------------------------

Representation #34

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
            14               WEST CHESTER COMMONS                 The related Mortgage Loan Documents provide that
                                                                  during the term of the loan, provided no there is
                                                                  no event of default under the related Mortgage
                                                                  Loan Documents, the owners of direct and indirect
                                                                  membership interests in the related Mortgage shall
                                                                  be permitted to obtain mezzanine financing
                                                                  ("Mezzanine Financing") in connection with the
                                                                  related Mortgaged Property by pledging their
                                                                  partnership interests in the related Mortgagor to
                                                                  a reasonably acceptable lender (the "Mezz
                                                                  Lender"), provided, however, that certain
                                                                  pre-conditions as set forth in the related
                                                                  Mortgage Loan Documents are met (including,
                                                                  without limitation, the approval by the lender of
                                                                  the terms of the Mezzanine Financing and the
                                                                  execution and delivery or subordination and
                                                                  standstill agreement together with the related
                                                                  Mortgaged Property meeting certain loan to value
                                                                  tests).
----------------------------------------------------------------------------------------------------------------------
             1               CROSSROADS CENTER                    The related Mortgage Loan documents permit
                                                                  transfers of the Mortgaged Property and direct or
                                                                  indirect interests in the Borrower to certain high
                                                                  net worth institutional real estate investors
                                                                  subject to satisfaction of certain conditions
                                                                  contained in the Mortgage Loan documents.
----------------------------------------------------------------------------------------------------------------------
             3               1900 OCEAN APARTMENTS                The related Mortgage Loan Documents provide that
                                                                  the current tenant-in-common structure of the
                                                                  related Mortgagor may be "rolled-up" and the
                                                                  related Mortgaged

                                                                  Property may be transferred to a special purpose
                                                                  entity limited liability company provided that
                                                                  there is no default under the related Mortgage
                                                                  Loan Documents and conditions specified therein
                                                                  shall be met including, inter alia, as a
                                                                  condition to approving any proposed buyer, the
                                                                  lender may require confirmation in writing from
                                                                  each of the rating agencies that such sale or
                                                                  transfer will not result in a qualification,
                                                                  downgrade or withdrawal of any rating in effect
                                                                  immediately prior to such sale or transfer for
                                                                  any securities issued in connection with a
                                                                  securitization.
----------------------------------------------------------------------------------------------------------------------

Representation #35

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
             4               ARC MHC TEN YEAR LOAN                The related Borrower has, in connection with the
                             ARC MHC FIVE YEAR LOAN               cross-collateralization, executed a guaranty of
             8                                                    the other Borrower's mortgage debt (on a
                                                                  non-recourse basis other than to its related
                                                                  Mortgaged Property and related collateral, and
                                                                  subject to recourse carve-outs), and has entered
                                                                  into a contribution covenant for the benefit of
                                                                  the other Borrower and the lender.
----------------------------------------------------------------------------------------------------------------------
             2               LODGIAN PORTFOLIO POOL #1            One of the Borrowers (Impac Hotels I, L.L.C.)
                                                                  previously owned properties other than the
                                                                  Mortgaged Properties securing the Mortgage Loan.
----------------------------------------------------------------------------------------------------------------------
            75               1100 WALL STREET,                    With respect to the Mortgage Loans listed to the
            17               WEST RIVER SHOPPING CENTER,          left, none of the Borrowers were newly formed upon
                                                                  the origination of the Mortgage Loan, and while
            34               SABAL KEY APARTMENTS                 the organizational documents currently have the
                                                                  required single purpose entity provisions, they
                                                                  were not originally formed as single purpose
                                                                  entities.
----------------------------------------------------------------------------------------------------------------------

Representation #41

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
             9               520 BROADWAY                         This Mortgage Loan is interest only for its entire
                                                                  term.
----------------------------------------------------------------------------------------------------------------------

Representation #43

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             ALL MERRILL LOANS except: ARC POOL   The non-recourse carveout for waste is for waste
                             3 TEN YEAR FIXED PORTFOLIO, ARC      resulting from intentional misconduct or gross
                             POOL 3 FIVE YEAR FIXED PORTFOLIO,    negligence.
                             LODGIAN PORTFOLIO POOL #1, U-HAUL
                             SAC 3 PORTFOLIO POOL #2, U-HAUL
                             SAC 3 PORTFOLIO POOL #3, 520
                             BROADWAY, WEST RIVER SHOPPING
                             CENTER,  1900 OCEAN AVENUE
                             APARTMENTS

----------------------------------------------------------------------------------------------------------------------
             2               LODGIAN PORTFOLIO POOL #1            The non-recourse carveout for the Borrower and
                                                                  guarantor with respect to waste is for material
                                                                  waste.
----------------------------------------------------------------------------------------------------------------------
             4               ARC MHC TEN YEAR LOAN                The non-recourse carveout with respect to waste is
                             ARC MHC FIVE YEAR LOAN               for "actual material physical waste."
             8
----------------------------------------------------------------------------------------------------------------------
            10               U-HAUL PORTFOLIO 2 LOAN              The Borrower's non- recourse carveout for waste is
                                                                  for waste resulting from intentional misconduct or
             7               U-HAUL PORTFOLIO POOL 3 LOAN         gross negligence and with respect to the guarantor
                                                                  is limited to intentional waste.
----------------------------------------------------------------------------------------------------------------------
             9               520 BROADWAY                         Recourse as to waste is limited to any waste of
                                                                  the Mortgaged Property resulting from the acts of
                                                                  Borrower, Guarantor or

                                                                  any of their respective Affiliates or, to the
                                                                  extent that there is sufficient excess cash flow
                                                                  from the Mortgaged Property, failure of Borrower
                                                                  to pay any Imposition or to prevent any waste of
                                                                  the Mortgaged Property or any arson or
                                                                  intentional damage to the Mortgaged Property by
                                                                  Borrower, Guarantor or any of their respective
                                                                  Affiliates
----------------------------------------------------------------------------------------------------------------------
            17               WEST RIVER SHOPPING CENTER           Recourse to the Borrower and Guarantor limited for
                                                                  fraud or intentional misrepresentation by
                                                                  Borrower, any Affiliate of Borrower or Guarantor
                                                                  in connection with the Security Instrument, the
                                                                  Note or the other Loan Documents; provided,
                                                                  however, if such fraud or intentional
                                                                  misrepresentation is perpetrated by an Affiliate
                                                                  of Borrower holding less than a thirty percent
                                                                  (30%) interest in Borrower other than Guarantor or
                                                                  any Person controlled by either Guarantor or DLC
                                                                  Management Corporation, such fraud or intentional
                                                                  misrepresentation shall only give rise to
                                                                  liability hereunder in the event that Lender has
                                                                  relied upon the information delivered by such
                                                                  Affiliate which was fraudulent or an intentional
                                                                  misrepresentation.  No recourse to Guarantor for
                                                                  waste or misappropriation.
----------------------------------------------------------------------------------------------------------------------
             3               1900 OCEAN APARTMENTS                The related Mortgage Loan Documents provide for
                                                                  recourse for damages, liabilities, expenses or
                                                                  claims in connection with the Borrower's
                                                                  intentional misconduct or intentional neglect.
----------------------------------------------------------------------------------------------------------------------

Representation #45

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
            25               ONE NEW HAMPSHIRE                    The Borrower's interest is a sub-leasehold estate.
----------------------------------------------------------------------------------------------------------------------

Representation #47

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
                             ALL MERRILL LOANS except WEST        Quarterly operating statements and rent rolls for
                             RIVER SHOPPING CENTER.               the Mortgaged Property are not required.
                                                                  Operating statements and rent rolls are to be
                                                                  provided upon request during the first 12 months
                                                                  of the Mortgage Loan.  Operating statements and
                                                                  rent rolls are required annually.

----------------------------------------------------------------------------------------------------------------------
            17               WEST RIVER SHOPPING CENTER           Operating statements and rent rolls are required
                                                                  annually and are not required upon request during
                                                                  the first 12 months of the Mortgage Loan.
----------------------------------------------------------------------------------------------------------------------

Representation #53

----------------------------------------------------------------------------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
----------------------------------------------------------------------------------------------------------------------
            54               ONE CORPORATE PLAZA                  This Mortgage Loan was originated by Midland Loan
                                                                  Services, Inc.
----------------------------------------------------------------------------------------------------------------------
            83               MICHAEL'S BELLINGHAM                 This Mortgage Loan was originated by Midland Loan
                                                                  Services, Inc.
----------------------------------------------------------------------------------------------------------------------

                             ANNEX B (TO SCHEDULE I)

     MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS
 CONDUCTED IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE
      WITH RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

None.

                            ANNEX C (TO SCHEDULE I)

           MORTGAGE LOANS COVERED BY ENVIRONMENTAL INSURANCE POLICIES

                              (REPRESENTATION 12)

None.

                                    EXHIBIT A
                             MORTGAGE LOAN SCHEDULE

------------------------------------------------------------------------------------------------------------------------------------

LOAN #           PROPERTY NAME        ORIGINATOR       PROPERTY TYPE               ADDRESS                    CITY
------------------------------------------------------------------------------------------------------------------------------------

 1    Crossroads Center                  MLML   Retail                4101 West Division Street            St. Cloud
 2    Lodgian Portfolio                  MLML   Hospitality           Various                              Various
2.01  Marriott - Aurora                  MLML   Hospitality           16455 East 40th Circle               Aurora
2.02  Courtyard by Marriott - Atlanta    MLML   Hospitality           3332 Peachtree Road Northeast        Atlanta
2.03  Doubletree Club - Philadelphia     MLML   Hospitality           9461 Roosevelt Boulevard             Philadelphia
2.04  Crowne Plaza - Macon               MLML   Hospitality           108 First Street                     Macon
2.05  Holiday Inn Select - Strongsville  MLML   Hospitality           15471 Royalton Road                  Strongsville
2.06  Holiday Inn - Marietta             MLML   Hospitality           2265 Kingston Court                  Marietta
2.07  Holiday Inn - Lancaster            MLML   Hospitality           521 Greenfield Road                  Lancaster
2.08  Clarion - North Charleston         MLML   Hospitality           7401 Northwoods Boulevard            North Charleston
 3    1900 Ocean Apartments (13)         MLML   Multifamily           1900 East Ocean Boulevard            Long Beach
 4    ARC MHC 10 Year Loan               MLML   Manufactured Housing  Various                              Various
4.01  Western Hills                      MLML   Manufactured Housing  13000 Southwest 5th Court            Davie
4.02  Villa West (UT)                    MLML   Manufactured Housing  8400 South 4000 West Street          West Jordan
4.03  Riverdale                          MLML   Manufactured Housing  5100 South 1050 West                 Riverdale
4.04  Cottonwood Grove                   MLML   Manufactured Housing  4500 14th Street                     Plano
4.05  Lakewood Estates                   MLML   Manufactured Housing  7171 West 60th Street                Davenport
4.06  Trailmont                          MLML   Manufactured Housing  1341 Dickerson Pike                  Goodlettsville
4.07  Chateau Jonesboro                  MLML   Manufactured Housing  275 Upper Riverdale Road             Jonesboro
4.08  Terrace II                         MLML   Manufactured Housing  350 North Forest Drive               Casper
 5    1500 Eckington Place               MLML   Office                1500 Eckington Place NE              Washington
 7    U-Haul Portfolio 3 Loan            MLML   Self Storage          Various                              Various
7.01  U-Haul Storage Hightstown          MLML   Self Storage          979 Route 33 East                    Monroe
7.02  U-Haul Storage Spring Valley       MLML   Self Storage          8847 Jamacha Road                    Spring Valley
7.03  U-Haul Storage Mayport Road        MLML   Self Storage          1650 Mayport Road                    Atlantic Beach
7.04  U-Haul Storage Saint Augustine     MLML   Self Storage          3524 US Highway 1 South              Saint Augustine
7.05  U-Haul Storage El Camino Ave       MLML   Self Storage          1850 Glenrose Avenue                 Sacramento
7.06  U-Haul Storage South Tampa         MLML   Self Storage          3826 West Marcum Street              Tampa
7.07  U-Haul Storage Byrne Road          MLML   Self Storage          2366 Byrne Road                      Toledo
7.08  U-Haul Center Malden               MLML   Self Storage          124-126 Eastern Avenue               Malden
7.09  U-Haul Storage New Smyrna          MLML   Self Storage          500 Turnbull Bay Road                New Smyrna Beach
7.10  U-Haul Storage Bethany             MLML   Self Storage          2425 North MacArthur Boulevard       Oklahoma City
7.11  U-Haul Storage Brunswick           MLML   Self Storage          91 Gurnet Road                       Brunswick
7.12  U-Haul Storage Grant Road Blvd     MLML   Self Storage          2423 North Palo Verde Boulevard      Tucson
7.13  U-Haul Storage Cheektowaga         MLML   Self Storage          565 Ludwig Avenue                    Cheektowaga
7.14  U-Haul Storage Nafb                MLML   Self Storage          2525 North Lamont Street             Las Vegas
7.15  U-Haul Storage Marietta            MLML   Self Storage          100 Dodd Street Southeast            Marietta
7.16  U-Haul Storage Clarkston, Ga       MLML   Self Storage          885 Northern Avenue                  Clarkston
7.17  U-Haul Storage Tx Central Pkwy     MLML   Self Storage          200 Texas Central Parkway            Waco
7.18  U-Haul Storage Gibraltar           MLML   Self Storage          1414 Gibraltar Drive                 Jackson
 8    ARC MHC 5 Year Loan                MLML   Manufactured Housing  Various                              Various
8.01  Green Park South/Southgate         MLML   Manufactured Housing   301 Greenpark South                 Pelham
8.02  Misty Winds                        MLML   Manufactured Housing  5902 Ayers Street                    Corpus Christi
8.03  Sunset Vista                       MLML   Manufactured Housing  3615 South 8400 West Street          Magna
8.04  Southridge Estates                 MLML   Manufactured Housing  802 Southeast 80th Avenue            Des Moines
8.05  Riverside (UT)                     MLML   Manufactured Housing  3595 South Street & 1300 West Street West Valley City
8.06  Hampton Acres                      MLML   Manufactured Housing  1511 South Hampton Road              DeSoto
 9    520 Broadway (14)                  MLML   Office                520 Broadway                         Santa Monica

------------------------------------------------------------------------------------------------------------------------------------
                                                                              MONTHLY   ORIGINAL   PRIMARY      MASTER       NET
                                                                ORIGINAL       DEBT     MORTGAGE  SERVICING    SERVICING   MORTGAGE
LOAN #      COUNTY           STATE   ZIP CODE CUTOFF BALANCE     BALANCE      SERVICE   RATE (%) FEE RATE (%) FEE RATE (%) RATE (%)
------------------------------------------------------------------------------------------------------------------------------------

  1    Stearns                 MN      56301   91,096,748.22  91,200,000.00  474,478.85   4.7270    0.0000      0.0200      4.6950
  2    Various               Various  Various  63,655,539.30  63,801,000.00  433,863.71   6.5770    0.0100      0.0200      6.5450
 2.01  Adams                   CO      80011   17,513,978.42  17,554,000.00
 2.02  Fulton                  GA      30326   15,938,578.40  15,975,000.00
 2.03  Philadelphia            PA      19114    9,745,729.81   9,768,000.00
 2.04  Bibb                    GA      31201    6,934,154.61   6,950,000.00
 2.05  Cuyahoga                OH      44136    6,213,800.70   6,228,000.00
 2.06  Cobb                    GA      30067    2,743,730.24   2,750,000.00
 2.07  Lancaster               PA      17601    2,438,427.89   2,444,000.00
 2.08  Charleston              SC      29406    2,127,139.23   2,132,000.00
  3    Los Angeles             CA      90802   46,000,000.00  46,000,000.00  198,215.28   5.1000    0.0100      0.0200      5.0680
  4    Various               Various  Various  34,671,176.28  34,880,000.00  198,701.83   5.5300    0.0100      0.0200      5.4980
 4.01  Broward                 FL      33325   11,848,635.93  11,920,000.00
 4.02  Salt Lake               UT      84088    5,645,994.30   5,680,000.00
 4.03  Weber                   UT      84405    5,558,521.15   5,592,000.00
 4.04  Collin                  TX      75074    3,777,249.71   3,800,000.00
 4.05  Scott                   IA      52804    3,021,799.77   3,040,000.00
 4.06  Davidson                TN      37072    2,306,110.35   2,320,000.00
 4.07  Clayton                 GA      30236    1,558,612.51   1,568,000.00
 4.08  Natrona                 WY      82609      954,252.56     960,000.00
  5    District of Columbia    DC      20002   33,300,000.00  33,300,000.00  199,971.58   6.0150    0.0100      0.0200      5.9830
  7    Various               Various  Various  26,090,967.07  26,150,000.00  178,614.63   6.6250    0.0100      0.0200      6.5930
 7.01  Middlesex               NJ      08831    5,547,448.45   5,560,000.00
 7.02  San Diego               CA      91977    4,639,502.75   4,650,000.00
 7.03  Duval                   FL      32233    2,175,078.71   2,180,000.00
 7.04  Saint Johns             FL      32086    1,416,794.39   1,420,000.00
 7.05  Sacramento              CA      95815    1,307,042.71   1,310,000.00
 7.06  Hillsborough            FL      33616    1,297,065.28   1,300,000.00
 7.07  Lucas                   OH      43614    1,227,223.31   1,230,000.00
 7.08  Middlesex               MA      02148    1,207,268.46   1,210,000.00
 7.09  Volusia                 FL      32168    1,187,313.61   1,190,000.00
 7.10  Oklahoma                OK      73127    1,087,539.35   1,090,000.00
 7.11  Cumberland              ME      04011    1,067,584.50   1,070,000.00
 7.12  Pima                    AZ      85716      848,081.15     850,000.00
 7.13  Erie                    NY      14227      648,532.64     650,000.00
 7.14  Clark                   NV      89115      608,622.94     610,000.00
 7.15  Cobb                    GA      30060      598,645.52     600,000.00
 7.16  Dekalb                  GA      30021      468,938.99     470,000.00
 7.17  McLennan                TX      76712      448,984.14     450,000.00
 7.18  Hinds                   MS      39204      309,300.18     310,000.00
  8    Various               Various  Various  25,661,113.80  25,833,000.00  139,467.60   5.0500    0.0100      0.0200      5.0180
 8.01  Shelby                  AL      35124    6,436,883.73   6,480,000.00
 8.02  Nueces                  TX      78415    5,188,247.49   5,223,000.00
 8.03  Salt Lake               UT      84044    4,648,860.47   4,680,000.00
 8.04  Polk                    IA      50320    4,241,588.51   4,270,000.00
 8.05  Salt Lake               UT      84119    4,052,852.72   4,080,000.00
 8.06  Dallas                  TX      75115    1,092,680.88   1,100,000.00
  9    Los Angeles             CA      90401   24,600,000.00  24,600,000.00  127,909.18   6.1540    0.0100      0.0200      6.1220

------------------------------------------------------------------------------------------------------------------------------------

LOAN #      PROPERTY NAME            ORIGINATOR PROPERTY TYPE               ADDRESS            CITY            COUNTY        STATE
------------------------------------------------------------------------------------------------------------------------------------

  10      U-Haul Portfolio 2 Loan       MLML    Self Storage      Various                   Various           Various        Various
10.01     U-Haul Storage Hanover        MLML    Self Storage      49 Franks Lane            Hanover           Plymouth         MA
10.02     U-Haul Storage Of Park        MLML    Self Storage      5200 Park Street          Saint             Pinellas         FL
          Street                                                                            Petersburg
10.03     U-Haul Storage                MLML    Self Storage      270 White Horse Pike      Clementon         Camden           NJ
          Clementon
10.04     U-Haul Storage Orange         MLML    Self Storage      2861 Enterprise Road      De Bary           Volusia          FL
          City
10.05     U-Haul Storage Salem          MLML    Self Storage      3434 Salem Turnpike       Roanoke           Roanoke City     VA
          Turnpike
10.06     U-Haul Storage Apple          MLML    Self Storage      800 High Street           Clinton           Worcester        MA
          Valley
10.07     U-Haul Hoffman Estates        MLML    Self Storage      2475 Pembroke Avenue      Hoffman           Cook             IL
                                                                                            Estates
10.08     U-Haul Storage                MLML    Self Storage      1168 Old Mill Lane        Beavercreek       Greene           OH
          Beavercreek
10.09     U-Haul Storage 103rd          MLML    Self Storage      6805 103rd Street         Jacksonville      Duval            FL
          Street
10.10     U-Haul Stg Wilma              MLML    Self Storage      2830 Wilma Rudolph        Clarksville       Montgomery       TN
          Rudolph Blvd                                            Boulevard
10.11     U-Haul Storage Lincoln        MLML    Self Storage      2500 Northeast 36th       Oklahoma          Oklahoma         OK
                                                                  Street                    City
10.12     U-Haul Storage New            MLML    Self Storage      6209 US Highway 19        New Port          Pasco            FL
          Port Richey                                                                       Richey
10.13     U-Haul Storage                MLML    Self Storage      1903 Sparkman Drive       Huntsville        Madison          AL
          Sparkman Drive
10.14     U-Haul Storage                MLML    Self Storage      3605 Sams Road            Clarkston         DeKalb           GA
          Clarkston
10.15     U-Haul Storage                MLML    Self Storage      1617 Three Points Road    Pflugerville      Travis           TX
          Pflugerville
10.16     U-Haul Storage                MLML    Self Storage      7831 Beechcraft Avenue    Gaithersburg      Montgomery       MD
          Gaithersburg
  13      Northsight Village            MLML    Retail            15020, 15040, 15050,      Scottsdale        Maricopa         AZ
          Shopping Center                                         15060, 15090 North
                                                                  Northsight Boulevard
                                                                  and 15509 North Hayden
                                                                  Road
  14      West Chester Commons          MLML    Multifamily       230 East Rosedale Road    West Chester      Chester          PA
  17      West River Shopping           MLML    Retail            30000 - 30180 Grand       Farmington        Oakland          MI
          Centre                                                  River Avenue              Hills
  18      1100 Wall St.                 MLML    Retail            1100 Wall Street          Los Angeles       Los Angeles      CA
  20      Hampton Inn Long Island       MLML    Hospitality       2000 North Ocean Avenue   Farmingville      Suffolk          NY
  24      Staybridge Suites             MLML    Hospitality       6845 Old Dominion Drive   McLean            Fairfax          VA
  25      One New Hampshire             MLML    Office            1 New Hampshire Avenue    Portsmouth        Rockingham       NH
  27      Radisson Providence           MLML    Hospitality       220 India Street          Providence        Providence       RI
          Harbor
  30      Darakjian Portfolio           MLML    Manufactured      Various                   Various           Various          MI
                                                Housing
30.01     Kingsbrook Mobile Home        MLML    Manufactured      4600 North Van Dyke Road  Almont            Lapeer           MI
          Estates                               Housing
30.02     Keego Harbor Mobile           MLML    Manufactured      3170 Orchard Lake Road    Keego Harbor      Oakland          MI
          Home Park                             Housing
30.03     Crystal Downs Mobile          MLML    Manufactured      2701 Crystal Lake Road    Whitehall         Muskegon         MI
          Village                               Housing
30.04     Twin Pines Mobile Home        MLML    Manufactured      2701 Calhoun Road         Albion            Calhoun          MI
          Park                                  Housing
  34      Sabal Key Apartments          MLML    Multifamily       1600 Wellesley Circle     Naples            Collier          FL
  35      975 Trust Industrial          MLML    Industrial        975 Corporate Center      Santa Rosa        Sonoma           CA
                                                                  Parkway
  37      Stanford Ranch Plaza          MLML    Retail            3001-3071 Stanford        Rocklin           Placer           CA
                                                                  Ranch Road
  39      Almond Plaza                  MLML    Retail            7154-7222 Regional        Dublin            Alameda          CA
                                                                  Street
  42      Chino Hills                   MLML    Office            2140 Grand Avenue         Chino Hills       San              CA
          Professional Plaza                                                                                  Bernardino
  47      Walnut Apartments             MLML    Multifamily       15400 Francisquito        La Puente         Los Angeles      CA
                                                                  Avenue
  49      The Bluffs of Lakewood        MLML    Multifamily       7510 East Grand Avenue    Dallas            Dallas           TX
          (15)
  51      Wiggins Pass Crossing         MLML    Retail            13500 & 13510 North       Naples            Collier          FL
                                                                  Tamiami Trail
  54      One Corporate Plaza           MLML    Office            3500 Porsche Way          Ontario           San Bernardino   CA

  55      Founder's Square              MLML    Retail            1901 Long Prairie Road    Flower Mound      Denton           TX
  58      Holiday Inn South             MLML    Hospitality       3009 Tower Hill Road      South             Washington       RI
          Kingstown                                                                         Kingstown
  70      Westeinde Industrial          MLML    Industrial        Various                   Various           Various        Various
          Portfolio
70.01     Tulsa                         MLML    Industrial        5304 South 125th East     Tulsa             Tulsa            OK
                                                                  Avenue
70.02     Farmers Branch                MLML    Industrial        13703-13707 Gamma Road    Farmers           Dallas           TX
                                                                                            Branch
70.03     Plano                         MLML    Industrial        1212 10th Street          Plano             Collin           TX
  80      Old Spanish Trail             MLML    Retail            9565 East 22nd Street     Tucson            Pima             AZ
          Crossings II
  82      Northlite Commons I           MLML    Retail            2235 Spider Drive         Concord           Cabarrus         NC
  83      Michael's Bellingham          MLML    Retail            4383 Meridian Street      Bellingham        Whatcom          WA
  86      Walgreens - Las Vegas         MLML    Retail            7845 West Flamingo Road   Las Vegas         Clark            NV
  91      1263 Westwood Blvd.           MLML    Office            1263 Westwood Boulevard   Los Angeles       Los Angeles      CA
  95      Walgreens - Memphis           MLML    Retail            1201 Getwell Road         Memphis           Shelby           TN

------------------------------------------------------------------------------------------------------------------------------------
                                                                    MONTHLY       ORIGINAL   PRIMARY      MASTER         NET
                                                ORIGINAL             DEBT         MORTGAGE  SERVICING    SERVICING     MORTGAGE
LOAN #      ZIP CODE      CUTOFF BALANCE         BALANCE            SERVICE       RATE (%)  FEE RATE (%) FEE RATE (%)   RATE (%)
------------------------------------------------------------------------------------------------------------------------------------

  10         Various      24,185,278.84       24,240,000.00        165,568.59      6.6250     0.0100       0.0200        6.5930
10.01         02339        3,402,302.02        3,410,000.00
10.02         33709        3,093,001.83        3,100,000.00

10.03         08021        2,723,837.10        2,730,000.00

10.04         32713        1,895,710.80        1,900,000.00

10.05         24017        1,885,733.37        1,890,000.00

10.06         01510        1,536,523.49        1,540,000.00

10.07         60195        1,506,591.21        1,510,000.00

10.08         45432        1,496,613.79        1,500,000.00

10.09         32210        1,366,907.26        1,370,000.00

10.10         37040        1,037,652.23        1,040,000.00

10.11         73111        1,027,674.80        1,030,000.00

10.12         34652          957,832.83          960,000.00

10.13         35816          848,081.15          850,000.00

10.14         30021          548,758.39          550,000.00

10.15         78660          528,803.54          530,000.00

10.16         20879          329,255.03          330,000.00

  13          85260       22,500,000.00       22,500,000.00        109,880.21      5.7800     0.0100       0.0200        5.7480

  14          19382       21,700,000.00       21,700,000.00        126,043.17      5.7070     0.0100       0.0200        5.6750
  17          48336       18,900,000.00       18,900,000.00         88,418.97      5.5370     0.0100       0.0200        5.5050

  18          90015       16,386,535.54       16,400,000.00         98,706.19      6.0360     0.0100       0.0200        6.0040
  20          11738       15,981,180.49       16,000,000.00        107,135.07      6.4100     0.0100       0.0200        6.3780
  24          22101       13,500,000.00       13,500,000.00         90,311.20      6.4000     0.0100       0.0200        6.3680
  25          03801       13,308,034.54       13,350,000.00         73,967.45      5.2800     0.0100       0.0200        5.2480
  27          02903       11,985,626.31       12,000,000.00         79,680.36      6.3200     0.0100       0.0200        6.2880

  30         Various      10,335,000.00       10,335,000.00         60,312.25      5.7500     0.0100       0.0200        5.7180

30.01         48003        5,514,723.32        5,514,723.32

30.02         48320        1,919,940.71        1,919,940.71

30.03         49461        1,715,691.70        1,715,691.70

30.04         49224        1,184,644.27        1,184,644.27

  34          34116        9,969,473.82       10,000,000.00         56,228.01      5.4120     0.0100       0.0200        5.3800
  35          95407        9,783,390.09        9,800,000.00         58,284.24      5.9250     0.0100       0.0200        5.8930

  37          95765        9,065,067.63        9,080,000.00         54,672.91      6.0400     0.0100       0.0200        6.0080

  39          94568        8,742,623.01        8,750,000.00         52,095.57      5.9350     0.0100       0.0200        5.9030

  42          91709        8,250,000.00        8,250,000.00         38,775.00      5.6400     0.0100       0.0200        5.6080

  47          91744        6,688,495.89        6,700,000.00         39,633.03      5.8750     0.0100       0.0200        5.8430

  49          75214        6,308,708.52        6,360,000.00         36,611.75      5.6250     0.0100       0.0200        5.5930

  51          34110        6,225,000.00        6,225,000.00         36,823.23      5.8750     0.0100       0.0200        5.8430

  54          91764        5,424,172.34        5,440,000.00         31,315.71      5.6250     0.0100       0.0200        5.5930

  55          75022        5,380,736.81        5,400,000.00         32,140.03      5.9320     0.0100       0.0200        5.9000
  58          02879        4,994,095.01        5,000,000.00         33,417.49      6.3900     0.0100       0.0200        6.3580

  70         Various       4,055,235.98        4,080,000.00         29,584.55      6.1500     0.0100       0.0200        6.1180

70.01         74146        1,396,472.19        1,405,000.00

70.02         75244        1,350,751.40        1,359,000.00

70.03         75074        1,308,012.39        1,316,000.00
  80          85748        3,360,000.00        3,360,000.00         19,056.00      5.4900     0.0000       0.0200        5.3980

  82          28083        3,240,229.01        3,250,000.00         18,412.38      5.4800     0.0100       0.0200        5.4480
  83          98226        3,115,000.00        3,115,000.00         19,688.92      6.5000     0.0100       0.0200        6.4680
  86          89147        2,997,752.65        3,000,000.00         18,716.10      6.3750     0.0100       0.0200        6.3430
  91          90024        2,788,920.02        2,800,000.00         15,880.53      5.4900     0.0100       0.0200        5.4580
  95          38111        2,597,171.67        2,600,000.00         13,798.89      4.9000     0.0100       0.0200        4.8680

----------------------------------------------------------------------------------------------------------------------------
                                                                                        MATURITY
  LOAN #                     PROPERTY NAME         ACCRUAL TYPE   TERM   REM. TERM        DATE         ARD DATE   AMORT TERM
----------------------------------------------------------------------------------------------------------------------------

     1      Crossroads Center                       Actual/360     72       71          8/1/2010       8/1/2010      360
     2      Lodgian Portfolio                       Actual/360     60       58          7/1/2009       7/1/2009      300
   2.01     Marriott - Aurora
   2.02     Courtyard by Marriott - Atlanta
   2.03     Doubletree Club - Philadelphia
   2.04     Crowne Plaza - Macon
   2.05     Holiday Inn Select - Strongsville
   2.06     Holiday Inn - Marietta
   2.07     Holiday Inn - Lancaster
   2.08     Clarion - North Charleston
     3      1900 Ocean Apartments (13)              Actual/360    120       117         6/1/2014       6/1/2014      360
     4      ARC MHC 10 Year Loan                    Actual/360    120       114         3/1/2014       3/1/2014      360
   4.01     Western Hills
   4.02     Villa West (UT)
   4.03     Riverdale
   4.04     Cottonwood Grove
   4.05     Lakewood Estates
   4.06     Trailmont
   4.07     Chateau Jonesboro
   4.08     Terrace II
     5      1500 Eckington Place                    Actual/360    120       120         9/1/2014       9/1/2014      360
     7      U-Haul Portfolio 3 Loan                 Actual/360    120       118         7/1/2014       7/1/2014      300
   7.01     U-Haul Storage Hightstown
   7.02     U-Haul Storage Spring Valley
   7.03     U-Haul Storage Mayport Road
   7.04     U-Haul Storage Saint Augustine
   7.05     U-Haul Storage El Camino Ave
   7.06     U-Haul Storage South Tampa
   7.07     U-Haul Storage Byrne Road
   7.08     U-Haul Center Malden
   7.09     U-Haul Storage New Smyrna
   7.10     U-Haul Storage Bethany
   7.11     U-Haul Storage Brunswick
   7.12     U-Haul Storage Grant Road Blvd
   7.13     U-Haul Storage Cheektowaga
   7.14     U-Haul Storage Nafb
   7.15     U-Haul Storage Marietta
   7.16     U-Haul Storage Clarkston, Ga
   7.17     U-Haul Storage Tx Central Pkwy
   7.18     U-Haul Storage Gibraltar
     8      ARC MHC 5 Year Loan                     Actual/360     60       54          3/1/2009       3/1/2009      360
   8.01     Green Park South/Southgate
   8.02     Misty Winds
   8.03     Sunset Vista
   8.04     Southridge Estates
   8.05     Riverside (UT)
   8.06     Hampton Acres
     9      520 Broadway (14)                       Actual/360     60       57          6/1/2009       6/1/2009       0
    10      U-Haul Portfolio 2 Loan                 Actual/360    120       118         7/1/2014       7/1/2014      300
   10.01    U-Haul Storage Hanover
   10.02    U-Haul Storage Of Park Street
   10.03    U-Haul Storage Clementon
   10.04    U-Haul Storage Orange City
   10.05    U-Haul Storage Salem Turnpike
   10.06    U-Haul Storage Apple Valley
   10.07    U-Haul Hoffman Estates

------------------------------------------------------------------------------------------------------------------------------------
        REM.                                               ENVIRONMENTAL    CROSS-       CROSS-     DEFEASANCE  LETTER OF    LOCKBOX
LOAN #  MORT     GROUND LEASE      ARD    ARD STEP UP (%)     POLICY      DEFAULTED  COLLATERALIZED   ALLOWED    CREDIT     IN PLACE
------------------------------------------------------------------------------------------------------------------------------------

   1     359          No           No                           No            No           No           Yes        No           Yes
   2     298     Fee/Leasehold     No                           No            No           No           Yes        No           Yes
 2.01                 No                                        No            No           No
 2.02                 No                                        No            No           No
 2.03                 No                                        No            No           No
 2.04                 No                                        No            No           No
 2.05                 No                                        No            No           No
 2.06                 No                                        No            No           No
 2.07            Fee/Leasehold                                  No            No           No
 2.08                 No                                        No            No           No
   3     360          No           No                           No            No           No           Yes        Yes          No
   4     354          No           No                           No            Yes          Yes          Yes        No           Yes
 4.01                 No                                        No            No           No
 4.02                 No                                        No            No           No
 4.03                 No                                        No            No           No
 4.04                 No                                        No            No           No
 4.05                 No                                        No            No           No
 4.06                 No                                        No            No           No
 4.07                 No                                        No            No           No
 4.08                 No                                        No            No           No
   5     360          No           No                           No            No           No           Yes        No           Yes
   7     298          No           No                           No            Yes          Yes          Yes        No           Yes
 7.01                 No                                        No            No           No
 7.02                 No                                        No            No           No
 7.03                 No                                        No            No           No
 7.04                 No                                        No            No           No
 7.05                 No                                        No            No           No
 7.06                 No                                        No            No           No
 7.07                 No                                        No            No           No
 7.08                 No                                        No            No           No
 7.09                 No                                        No            No           No
 7.10                 No                                        No            No           No
 7.11                 No                                        No            No           No
 7.12                 No                                        No            No           No
 7.13                 No                                        No            No           No
 7.14                 No                                        No            No           No
 7.15                 No                                        No            No           No
 7.16                 No                                        No            No           No
 7.17                 No                                        No            No           No
 7.18                 No                                        No            No           No
   8     354          No           No                           No            Yes          Yes          Yes        No           Yes
 8.01                 No                                        No            No           No
 8.02                 No                                        No            No           No
 8.03                 No                                        No            No           No
 8.04                 No                                        No            No           No
 8.05                 No                                        No            No           No
 8.06                 No                                        No            No           No
   9      0           No           No                           No            No           No           Yes        No           Yes
  10     298          No           No                           No            Yes          Yes          Yes        No           Yes
 10.01                No                                        No            No           No
 10.02                No                                        No            No           No
 10.03                No                                        No            No           No
 10.04                No                                        No            No           No
 10.05                No                                        No            No           No
 10.06                No                                        No            No           No
 10.07                No                                        No            No           No

------------------------------------------------------------------------------------------------------------------------------------

LOAN #                     PROPERTY NAME        ACCRUAL TYPE    TERM   REM. TERM   MATURITY DATE  ARD DATE   AMORT TERM   REM. AMORT
------------------------------------------------------------------------------------------------------------------------------------

 10.08    U-Haul Storage Beavercreek
 10.09    U-Haul Storage 103rd Street
 10.10    U-Haul Stg Wilma Rudolph Blvd
 10.11    U-Haul Storage Lincoln
 10.12    U-Haul Storage New Port Richey
 10.13    U-Haul Storage Sparkman Drive
 10.14    U-Haul Storage Clarkston
 10.15    U-Haul Storage Pflugerville
 10.16    U-Haul Storage Gaithersburg
  13      Northsight Village Shopping Center     Actual/360     120       119         8/1/2014    8/1/2014      360           360
  14      West Chester Commons                   Actual/360     120       120         9/1/2014    9/1/2014      360           360
  17      West River Shopping Centre             Actual/360     120       118         7/1/2014    7/1/2014      360           360
  18      1100 Wall St.                          Actual/360     120       119         8/1/2014    8/1/2014      360           359
  20      Hampton Inn Long Island                Actual/360     120       119         8/1/2014    8/1/2014      300           299
  24      Staybridge Suites                      Actual/360     120       120         9/1/2014    9/1/2014      300           300
  25      One New Hampshire                      Actual/360     120       117         6/1/2014    6/1/2014      360           357
  27      Radisson Providence Harbor             Actual/360     120       119         8/1/2014    8/1/2014      300           299
  30      Darakjian Portfolio                    Actual/360     120       120         9/1/2014    9/1/2014      360           360
 30.01    Kingsbrook Mobile Home Estates
 30.02    Keego Harbor Mobile Home Park
 30.03    Crystal Downs Mobile Village
 30.04    Twin Pines Mobile Home Park
  34      Sabal Key Apartments                   Actual/360      60       57          6/1/2009    6/1/2009      360           357
  35      975 Trust Industrial                   Actual/360     120       118         7/1/2014    7/1/2014      360           358
  37      Stanford Ranch Plaza                   Actual/360     120       118         7/1/2014    7/1/2014      360           358
  39      Almond Plaza                           Actual/360     120       119         8/1/2014    8/1/2014      360           359
  42      Chino Hills Professional Plaza         Actual/360     121       121        10/1/2014   10/1/2014      360           360
  47      Walnut Apartments                      Actual/360     120       118         7/1/2014    7/1/2014      360           358
  49      The Bluffs of Lakewood (15)            Actual/360     120       112         1/1/2014    1/1/2014      360           352
  51      Wiggins Pass Crossing                  Actual/360     120       120         9/1/2014    9/1/2014      360           360
  54      One Corporate Plaza                    Actual/360     120       117         6/1/2014    6/1/2014      360           357
  55      Founder's Square                       Actual/360     120       116         5/1/2014    5/1/2014      360           356
  58      Holiday Inn South Kingstown            Actual/360     120       119         8/1/2014    8/1/2014      300           299
  70      Westeinde Industrial Portfolio         Actual/360     240       237         6/1/2024    6/1/2024      240           237
 70.01    Tulsa
 70.02    Farmers Branch
 70.03    Plano
  80      Old Spanish Trail Crossings II         Actual/360     120       120         9/1/2014    9/1/2014      360           360
  82      Northlite Commons I                    Actual/360     120       117         6/1/2014    6/1/2014      360           357
  83      Michael's Bellingham                   Actual/360     120       120         9/1/2014    9/1/2014      360           360
  86      Walgreens - Las Vegas                  Actual/360     120       119         8/1/2014    8/1/2014      360           359
  91      1263 Westwood Blvd.                    Actual/360     120       116         5/1/2014    5/1/2014      360           356
  95      Walgreens - Memphis                    Actual/360      84       83          8/1/2011    8/1/2011      360           359

------------------------------------------------------------------------------------------------------------------------------------
                                              ENVIRONMENTAL      CROSS-        CROSS-        DEFEASANCE    LETTER OF    LOCKBOX IN
LOAN #    GROUND LEASE   ARD  ARD STEP UP (%)    POLICY        DEFAULTED    COLLATERALIZED     ALLOWED      CREDIT         PLACE
------------------------------------------------------------------------------------------------------------------------------------

 10.08         No                                   No             No              No
 10.09         No                                   No             No              No
 10.10         No                                   No             No              No
 10.11         No                                   No             No              No
 10.12         No                                   No             No              No
 10.13         No                                   No             No              No
 10.14         No                                   No             No              No
 10.15         No                                   No             No              No
 10.16         No                                   No             No              No
  13           No        No                         No             No              No            Yes          No            No
  14           No        No                         No             No              No            Yes          No            No
  17           No        No                         No             No              No            Yes          No            Yes
  18           No        No                         No             No              No            Yes          No            No
  20           No        No                         No             No              No            Yes          No            Yes
  24           No        No                         No             No              No             No          No            Yes
  25           Yes       No                         No             No              No            Yes          No            No
  27      Fee/Leasehold  No                         No             No              No            Yes          No            Yes
  30           No        No                         No             No              No            Yes          No            No
 30.01         No                                   No             No              No
 30.02         No                                   No             No              No
 30.03         No                                   No             No              No
 30.04         No                                   No             No              No
  34           No        No                         No             No              No             No          No            No
  35           No        No                         No             No              No            Yes          Yes           No
  37           No        No                         No             No              No            Yes          No            No
  39           No        No                         No             No              No            Yes          No            No
  42           No        No                         No             No              No            Yes          No            No
  47           No        No                         No             No              No            Yes          No            No
  49           No        No                         No             No              No            Yes          No            No
  51           No        No                         No             No              No            Yes          No            No
  54           No        No                         No             No              No            Yes          No            No
  55           No        No                         No             No              No            Yes          No            No
  58           No        No                         No             No              No            Yes          No            Yes
  70           No        No                         No             No              No            Yes          No            Yes
 70.01         No                                   No             No              No
 70.02         No                                   No             No              No
 70.03         No                                   No             No              No
  80           No        No                         No             No              No             No          No            No
  82           No        No                         No             No              No            Yes          No            No
  83           No        Yes         2              No             No              No            Yes          No            Yes
  86           No        Yes         2              No             No              No            Yes          No            Yes
  91           No        No                         No             No              No            Yes          Yes           No
  95           No        No                         No             No              No            Yes          No            Yes

---------------------------------------------------------------------------------------------------------------------------------
                                                           UPFRONT ENG.  UPFRONT ENV. UPFRONT TI/LC    UPFRONT RE   UPFRONT INS.
LOAN #                   PROPERTY NAME      HOLDBACK AMT     RESERVE        RESERVE      RESERVE      TAX RESERVE      RESERVE
---------------------------------------------------------------------------------------------------------------------------------

   1    Crossroads Center
   2    Lodgian Portfolio                                   2,985,668        1,613                      600,000        623,900

 2.01   Marriott - Aurora
 2.02   Courtyard by Marriott - Atlanta
 2.03   Doubletree Club - Philadelphia
 2.04   Crowne Plaza - Macon
 2.05   Holiday Inn Select - Strongsville
 2.06   Holiday Inn - Marietta
 2.07   Holiday Inn - Lancaster
 2.08   Clarion - North Charleston
   3    1900 Ocean Apartments (13)                           300,625                                     18,776         9,297
   4    ARC MHC 10 Year Loan                                 103,625                                    145,195        21,144

 4.01   Western Hills
 4.02   Villa West (UT)
 4.03   Riverdale
 4.04   Cottonwood Grove
 4.05   Lakewood Estates
 4.06   Trailmont
 4.07   Chateau Jonesboro
 4.08   Terrace II
   5    1500 Eckington Place                                                            4,000,000        60,892        59,000
   7    U-Haul Portfolio 3 Loan                              444,481                                    122,332
 7.01   U-Haul Storage Hightstown
 7.02   U-Haul Storage Spring Valley
 7.03   U-Haul Storage Mayport Road
 7.04   U-Haul Storage Saint Augustine
 7.05   U-Haul Storage El Camino Ave
 7.06   U-Haul Storage South Tampa
 7.07   U-Haul Storage Byrne Road
 7.08   U-Haul Center Malden
 7.09   U-Haul Storage New Smyrna
 7.10   U-Haul Storage Bethany
 7.11   U-Haul Storage Brunswick
 7.12   U-Haul Storage Grant Road Blvd
 7.13   U-Haul Storage Cheektowaga
 7.14   U-Haul Storage Nafb
 7.15   U-Haul Storage Marietta
 7.16   U-Haul Storage Clarkston, Ga
 7.17   U-Haul Storage Tx Central Pkwy
 7.18   U-Haul Storage Gibraltar
   8    ARC MHC 5 Year Loan                                 1,045,844                                   101,407        20,727

 8.01   Green Park South/Southgate
 8.02   Misty Winds
 8.03   Sunset Vista
 8.04   Southridge Estates
 8.05   Riverside (UT)
 8.06   Hampton Acres
   9    520 Broadway (14)                                                               1,100,000        29,417        28,004
  10    U-Haul Portfolio 2 Loan                              140,025                                    191,083
10.01   U-Haul Storage Hanover

------------------------------------------------------------------------------------------------------------------------------------
        UPFRONT OTHER                                                                        MONTHLY        MONTHLY      MONTHLY RE
LOAN #     RESERVE                     UPFRONT OTHER RESERVE DESCRIPTION                  CAPEX RESERVE  TI/LC RESERVE  TAX RESERVE
------------------------------------------------------------------------------------------------------------------------------------

   1
   2        11,805                      Ground Rent Escrow; FF&E Reserve                      4.0%                        127,200

 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
 2.07
 2.08
   3                                                                                          4,988                        9,388
   4       425,991        Security Deposit Reserve (326,732.58), Master Lease Reserve         6,021                        45,494
                                    (73,892), Prepaid Rent Reserve (25,366)
 4.01
 4.02
 4.03
 4.04
 4.05
 4.06
 4.07
 4.08
   5                                                                                          5,166                        60,892
   7                                                                                          9,462                        36,209
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
   8       282,159        Security Deposit Reserve (248,056.39), Master Lease Reserve         6,504                        56,743
                                                    (34,103)
 8.01
 8.02
 8.03
 8.04
 8.05
 8.06
   9                                                                                          1,840         30,000         29,417
  10                                                                                          9,611                        51,487
10.01

---------------------------------------------------------------------------------
         MONTHLY INS.  MONTHLY OTHER    OTHER MONTH
LOAN #      RESERVE       RESERVE       DESCRIPTION     GRACE PERIOD   LOAN GROUP
---------------------------------------------------------------------------------

   1                                                         5              1
   2        70,100         5,902        Ground Rent          0              1
                                           Escrow
 2.01                                                                       1
 2.02                                                                       1
 2.03                                                                       1
 2.04                                                                       1
 2.05                                                                       1
 2.06                                                                       1
 2.07                                                                       1
 2.08                                                                       1
   3         9,297                                           5              2
   4         6,524                                           0              2

 4.01                                                                       2
 4.02                                                                       2
 4.03                                                                       2
 4.04                                                                       2
 4.05                                                                       2
 4.06                                                                       2
 4.07                                                                       2
 4.08                                                                       2
   5         5,900                                           5              1
   7        11,697                                           5              1
 7.01                                                                       1
 7.02                                                                       1
 7.03                                                                       1
 7.04                                                                       1
 7.05                                                                       1
 7.06                                                                       1
 7.07                                                                       1
 7.08                                                                       1
 7.09                                                                       1
 7.10                                                                       1
 7.11                                                                       1
 7.12                                                                       1
 7.13                                                                       1
 7.14                                                                       1
 7.15                                                                       1
 7.16                                                                       1
 7.17                                                                       1
 7.18                                                                       1
   8         5,004                                           0              2

 8.01                                                                       2
 8.02                                                                       2
 8.03                                                                       2
 8.04                                                                       2
 8.05                                                                       2
 8.06                                                                       2
   9         2,800                                           5              1
  10        14,773                                           5              1
10.01                                                                       1

---------------------------------------------------------------------------------------------------------------------------
                                                               UPFRONT ENG.   UPFRONT ENV.   UPFRONT TI/LC    UPFRONT RE
LOAN #                     PROPERTY NAME        HOLDBACK AMT     RESERVE         RESERVE        RESERVE      TAX RESERVE
---------------------------------------------------------------------------------------------------------------------------

 10.02    U-Haul Storage Of Park Street
 10.03    U-Haul Storage Clementon
 10.04    U-Haul Storage Orange City
 10.05    U-Haul Storage Salem Turnpike
 10.06    U-Haul Storage Apple Valley
 10.07    U-Haul Hoffman Estates
 10.08    U-Haul Storage Beavercreek
 10.09    U-Haul Storage 103rd Street
 10.10    U-Haul Stg Wilma Rudolph Blvd
 10.11    U-Haul Storage Lincoln
 10.12    U-Haul Storage New Port Richey
 10.13    U-Haul Storage Sparkman Drive
 10.14    U-Haul Storage Clarkston
 10.15    U-Haul Storage Pflugerville
 10.16    U-Haul Storage Gaithersburg
  13      Northsight Village Shopping Center                                                                   115,000
  14      West Chester Commons                                                                                 143,701
  17      West River Shopping Centre                             259,588                                        47,864
  18      1100 Wall St.                                                                                        117,321
  20      Hampton Inn Long Island                                                                               64,446
  24      Staybridge Suites                                                                                     57,416
  25      One New Hampshire                                                                     275,000         10,938
  27      Radisson Providence Harbor                                                                            35,234
  30      Darakjian Portfolio                                     41,250                                        28,388
 30.01    Kingsbrook Mobile Home Estates
 30.02    Keego Harbor Mobile Home Park
 30.03    Crystal Downs Mobile Village
 30.04    Twin Pines Mobile Home Park
  34      Sabal Key Apartments                                   201,795                                        95,743
  35      975 Trust Industrial                                                                                  33,142
  37      Stanford Ranch Plaza                                                                                  17,500
  39      Almond Plaza                                                                                          94,500
  42      Chino Hills Professional Plaza                                                                        10,631

    47      Walnut Apartments                                                                                     49,119
    49      The Bluffs of Lakewood (15)            140,000.00       94,600                                        14,757
    51      Wiggins Pass Crossing                                                                                 42,461
    54      One Corporate Plaza                                                                   654,750         9,662
    55      Founder's Square                                                                      78,211          46,647
    58      Holiday Inn South Kingstown                                                                           9,779
    70      Westeinde Industrial Portfolio                                                        100,000         37,204

------------------------------------------------------------------------------------------------------------------------
          UPFRONT INS.  UPFRONT OTHER                                                                        MONTHLY
LOAN #       RESERVE       RESERVE                     UPFRONT OTHER RESERVE DESCRIPTION                  CAPEX RESERVE
------------------------------------------------------------------------------------------------------------------------

 10.02
 10.03
 10.04
 10.05
 10.06
 10.07
 10.08
 10.09
 10.10
 10.11
 10.12
 10.13
 10.14
 10.15
 10.16
  13          9,099                                                                                           1,576
  14          9,363                                                                                           2,667
  17                                                                                                          3,010
  18                                                                                                           743
  20         59,464        311,834                            Seasonality Reserve                             4.0%
  24         44,241                                                                                           4.0%
  25          4,299        475,000                             Occupancy Reserve                              1,796
  27         47,134        296,601                            Seasonality Reserve                             4.0%
  30         14,073                                                                                           2,096
 30.01
 30.02
 30.03
 30.04
  34         19,386                                                                                           4,786
  35          5,562        280,000      Amy's Kitchen Reserve (240,000), Scheduling.com Reserve (40,000)      1,553
  37          1,665         95,000                               Downey Reserve                               1,158
  39          2,053                                                                                           1,151
  42                      2,092,000    (a) $1,772,00 holdback for debt service (capitalizing tenant rent       298
                                       and CAM for three tenants under lease but not yet in occupancy at projected closing). (b) $320,000 holdback representing TI
                                         obligations where Landlord gives tenant a TI allowance that is reimbursed when the work is complete. Total holdback of
                                       which time the property is required to support a 1.25x actual
                                         DSCR. If necessary, Lender may apply the the amount of holdback necessary to pay down the loan such that a 1.25x DSCR is
                                                                    achieved.

    49         27,070         56,400                         Additional Repairs Reserve                         4,854
    51         15,812                                                                                            610
    54          2,955                                                                                            732
    55                                                                                                           510
    58         31,958        232,456                            Seasonality Reserve                             4.0%
    70          3,966                                                                                            925

---------------------------------------------------------------------------------------------------------------
             MONTHLY      MONTHLY RE   MONTHLY INS.  MONTHLY OTHER    OTHER MONTH
LOAN #    TI/LC RESERVE  TAX RESERVE      RESERVE       RESERVE       DESCRIPTION     GRACE PERIOD   LOAN GROUP
---------------------------------------------------------------------------------------------------------------

 10.02                                                                                                    1
 10.03                                                                                                    1
 10.04                                                                                                    1
 10.05                                                                                                    1
 10.06                                                                                                    1
 10.07                                                                                                    1
 10.08                                                                                                    1
 10.09                                                                                                    1
 10.10                                                                                                    1
 10.11                                                                                                    1
 10.12                                                                                                    1
 10.13                                                                                                    1
 10.14                                                                                                    1
 10.15                                                                                                    1
 10.16                                                                                                    1
  13                        19,167         1,137                                           5              1
  14                        20,529         4,682                                           5              2
  17                        7,977                                                          5              1
  18          8,333         13,915                                                         5              1
  20                        21,482         8,495                                           5              1
  24                        14,354         4,022                                           5              1
  25         12,500         10,938         1,433                                           5              1
  27                        19,187         5,238                                           5              1
  30                        9,463          1,564                                           5              1
 30.01                                                                                                    1
 30.02                                                                                                    1
 30.03                                                                                                    1
 30.04                                                                                                    1
  34                        13,678         6,287                                           5              2
  35          6,200         11,047         1,376                                           5              1
  37                        17,500         1,665                                           5              1
  39                        13,500         2,053                                           5              1
  42          2,377         2,255          1,633                                           5              1

    47                        9,824                                                          5              2
    49                        14,757         6,768                                           5              2
    51          3,182         6,066          1,318                                           5              1
    54                        4,831           591                                            5              1
    55          2,551         9,329          1,162                                           5              1
    58                        5,325          3,551                                           5              1
    70          2,775         7,917          1,322                                           5              1

---------------------------------------------------------------------------------------------------------------------------
                                                               UPFRONT ENG.   UPFRONT ENV.   UPFRONT TI/LC    UPFRONT RE
LOAN #                     PROPERTY NAME        HOLDBACK AMT     RESERVE         RESERVE        RESERVE      TAX RESERVE
---------------------------------------------------------------------------------------------------------------------------

   70.01    Tulsa
   70.02    Farmers Branch
   70.03    Plano
    80      Old Spanish Trail Crossings II                                                                        22,750
    82      Northlite Commons I                                                                                   12,575
    83      Michael's Bellingham                                    10,659                        240,000         9,320
    86      Walgreens - Las Vegas                                   25,000
    91      1263 Westwood Blvd.                                     18,562                                        1,936
    95      Walgreens - Memphis                                     13,625

------------------------------------------------------------------------------------------------------------------------
          UPFRONT INS.  UPFRONT OTHER                                                                        MONTHLY
LOAN #       RESERVE       RESERVE                     UPFRONT OTHER RESERVE DESCRIPTION                  CAPEX RESERVE
------------------------------------------------------------------------------------------------------------------------

   70.01
   70.02
   70.03
    80                                                                                                           219
    82           634                                                                                             271
    83          1,546         27,318                             Michael's Reserve
    86                        18,716                            Debt Service Reserve                             290
    91           758                                                                                             352

---------------------------------------------------------------------------------------------------------------
             MONTHLY      MONTHLY RE   MONTHLY INS.  MONTHLY OTHER    OTHER MONTH
LOAN #    TI/LC RESERVE  TAX RESERVE      RESERVE       RESERVE       DESCRIPTION     GRACE PERIOD   LOAN GROUP
---------------------------------------------------------------------------------------------------------------

   70.01                                                                                                    1
   70.02                                                                                                    1
   70.03                                                                                                    1
    80          1,625         3,250                                                          5              1
    82           833          1,796           317                                            5              1
    83                        3,107           515                                            5              1
    86                                        587                                            5              1
    91                        1,936           758                                            5              1
    95                                        161                                            5              1